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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CVSL Inc. and Subsidiaries

We consent to the use in this Amendment No. 5 to the Registration Statement on Form S-1/A of CVSL Inc. and Subsidiaries of our report dated March 31, 2014, relating to our audits of the consolidated financial statements appearing in the Prospectus, which is part of this Registration Statement.

PMB HELIN DONOVAN, LLP

Dallas, Texas
October 10, 2014

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM